UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2006

AboveNet, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23269	11-3168327
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Hamilton Avenue White Plains, New York	10601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 421-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Securities and Exchange Commission Investigation

As previously announced, the Securities and Exchange Commission (the “SEC”) initiated a formal investigation of Metromedia Fiber Network, Inc. (“MFN”) on June 3, 2002.  This investigation followed MFN’s announcement in April 2002 that it would need to restate its financial statements for the first three quarters of 2001. Upon emergence from bankruptcy in September 2003, MFN changed its name to AboveNet, Inc. (the “Company”). Shortly after the Company’s emergence from bankruptcy, the Audit Committee of the Company engaged DLA Piper Rudnick Gray Cary US LLP (“DLA Piper”) to conduct an independent investigation (the “Investigation”).  DLA Piper, in turn, retained forensic and accounting consultants, Goldin Associates, LLC and Corporate Review Services, LLC (“Goldin”).  At the culmination of that Investigation, DLA Piper and Goldin delivered a report (“Report”) to the Audit Committee, the Special Independent Committee and the full Board of Directors. The Special Independent Committee consists of the Audit Committee as well as those members of the Board of Directors who had no affiliation with the Company prior to the bankruptcy filing. The Company delivered the Report to the SEC in October 2005 and has made all supporting materials available to the SEC.

The SEC’s investigation is continuing. The Company cannot predict how or when the SEC investigation will be resolved.

Status of Past and Current 1934 Act Filings

Pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), the Company was required to file with the SEC its 2005 Form 10-K within 75 days of the end of 2005, or by March 16, 2006. As the result of a number of factors, including the financial reporting issues previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2006, the Company did not make this filing.  Currently, the Company does not have audited financial statements for the years ended December 31, 2001, 2002, 2003, 2004 or 2005 and is not current with its quarterly or annual Exchange Act filings with the SEC. Any financial statements previously filed by the Company should not be relied upon. The Company does not believe adequate current public information exists regarding its business and financial condition to support a market in its securities. Persons who invest in the Company’s securities do so at their own risk.

As previously reported, the Company has determined that as a result of a lack of certain accounting records necessary for the preparation of the 2001 consolidated financial statements, the Company cannot complete its financial statements for the year ended December 31, 2001.  Further, the Company has recently determined that as a result of a lack of certain accounting records it does not expect to be able to produce or have management provide the required certifications for the financial statements for the year ended December 31, 2002 and the period from January 1, 2003 to September 7, 2003 (the last day prior to the Company’s emergence from bankruptcy) that can be prepared in accordance with generally accepted accounting principles or audited in accordance with generally accepted auditing standards as promulgated by the Public Company Accounting Oversight Board. The Company will apply fresh start accounting, in accordance with Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) utilizing September 8, 2003 as its fresh start date.  For accounting purposes, the Company expects to utilize September 1, 2003 as the effective date as the impact of transactions during the intervening period are not expected to be material for financial statement reporting purposes.  As a result, the Company is focusing its resources on preparing and finalizing its consolidated financial statements for the period from September 1, 2003 through December 31, 2003, each of the years ended December 31, 2004 and 2005, and after the completion of this year, the year ending December 31, 2006.

Upon completion and filing with the SEC of its consolidated financial statements for 2004, 2005 and 2006, the Company would have three years of audited consolidated financial statements. Item 6 of Form 10-K requires five years of certain selected financial information.  If the Company files an Annual Report on Form 10-K for the year ending December 31, 2006, Item 6 would require that the selected financial information in such filing include financial information for 2002 and 2003. The Company does not expect that it will be able to prepare the financial statements for the year ended December 31, 2002 or the period from January 1, 2003 to September 7, 2003 in accordance with generally accepted accounting principles, although it may nevertheless provide such selected financial information based on the best information reasonably available to the Company at such time and with appropriate explanatory disclosure.  As a result, even following the filing of a 2006 Form 10-K, absent relief from the SEC, the Company may not be in compliance with this Form 10-K requirement and its obligations under the Exchange Act. There can be no assurances that the Company will file its 2006 Form 10-K.

Until the Company files a fully compliant Annual Report on Form 10-K and otherwise becomes current on the filing of its Exchange Act reports, the Company may be precluded from being able to list its securities on the Nasdaq National Market or any other major exchange. Further, because the Company will not become eligible to register its securities on a short form registration statement until one year after it has become current with the filing of its Exchange Act reports, the Company’s short form registration eligibility may be delayed until at least the first anniversary after the filing of its 2006 Form 10-K.

The Company intends to continue its efforts to prepare its consolidated financial statements for the period from September 1, 2003 through December 31, 2003, each of the years ended December 31, 2004 and 2005, and after the completion of this year, the year ending December 31, 2006. At this time, the Company cannot predict when the audits of such financial statements will be complete.

Safe Harbor Statements

The information contained in this Current Report on Form 8-K is a statement of the Company’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the Company’s assumptions regarding future developments. The Company may change its intention, belief or expectation at any time and without notice, based upon any changes in such factors, in its assumptions or otherwise. The cautionary statements contained in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

By including any information in this Current Report on Form 8-K, the Company does not necessarily acknowledge disclosure of such information is required by applicable law or is material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2006

ABOVENET, INC.

(Registrant)

By:	/s/ Robert Sokota
Robert Sokota
Senior Vice President
and General Counsel